Exhibit 99.1

Barclays 2017 CEO Energy - Power Conference Lorenzo Simonelli President & CEO September 5, 2017

Caution Concerning Forward-Looking Statements

This presentation (and oral statements made regarding the subjects of this presentation) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a "forward-looking statement"). The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "project," "foresee," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "potential," "would," "may," "probable," "likely," and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company's Registration Statement on Form S-4 (File No. 333-216991), filed on May 25, 2017; and those set forth from time to time in other filings with the Securities and Exchange Commission ("SEC"). The documents are available through the Company's website at: www.investors.bhge.com or through the SEC's Electronic Data Gathering and Analysis Retrieval ("EDGAR") system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

Our expectations regarding our business outlook and business plans; the business plans of our customers; oil and natural gas market conditions; cost and availability of resources; economic, legal and regulatory conditions, and other matters are only our forecasts regarding these matters. These forward-looking statements, including forecasts, may be substantially different from actual results, which are affected by many risks, along with the following risk factors and the timing of any of these risk factors: integration activities - the ability to successfully integrate Baker Hughes and GE Oil & Gas, including operations, technologies, products and services; economic and political conditions - the impact of worldwide economic conditions; the effect that declines in credit availability may have on worldwide economic growth and demand for hydrocarbons; foreign currency exchange fluctuations and changes in the capital markets in locations where we operate; and the impact of government disruptions; dependence on GE - we will be substantially dependent upon GE, which will be a significant supplier, and any failure by GE to supply us in accordance with applicable contractual terms could have a material effect on our business; oil and gas market conditions - the level of petroleum industry exploration, development and production expenditures; the price of, volatility in pricing of, and the demand for crude oil and natural gas; drilling activity; drilling permits for and regulation of the shelf and the deepwater drilling; excess productive capacity; crude and product inventories; liquefied natural gas supply and demand; seasonal and other adverse weather conditions that affect the demand for energy; severe weather conditions, such as tornadoes and hurricanes, that affect exploration and production activities; Organization of Petroleum Exporting Countries ("OPEC") policy and the adherence by OPEC nations to their OPEC production quotas; and terrorism and geopolitical risks - war, military action, terrorist activities or extended periods of international conflict, particularly involving any petroleum-producing or -consuming regions; labor disruptions, civil unrest or security conditions where we operate; potentially burdensome taxation, expropriation of assets by governmental action; cybersecurity risks and cyber incidents or attacks; epidemic outbreaks.

The financial results included herein are unaudited and have not been reviewed by our independent accountants. The results reported in these historical financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year or future periods. In addition, as part of the BHGE integration, we will continue to assess our business operations and may, if and when appropriate, modify our operating and financial reporting structure, which may result in adjustments to our historical financial statements.

In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP") that are included in the presentation, certain information included herein could be considered non-GAAP financial measures (as defined under the SEC's Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, operating income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements, including the notes thereto, and filings with the SEC.

BAKER HUGHES a GE company

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65 days in … CEO thoughts 3 x BHGE solutions even more critical in uncertain environment x Customer feedback overwhelmingly positive x GE and public shareholder priorities fully aligned x Integration team executing well … employees excited and engaged x BHGE uniquely positioned … broad portfolio, global reach, leading technology x Strategic rationale for combination strong … great deal for investors

Experienced BHGE leadership team … best of both companies

Product & regional leadership team

	Name	Role	Experience
	Maria Claudia Borras	Oilfield Services	✓ **25** years in **O&G,** 20 w/ BHI
	Neil Saunders	Oilfield Equipment	✓ **25** years in **O&G** industry
	Rod Christie	Turbomachinery & Process Solutions	✓ **30** years in **Energy & Power**
	Matthias Heilmann	Digital Solutions	✓ **20** years in **technology**
	Belgacem Chariag	Global Operations	✓ **O&G** industry **veteran**

Corporate leaders

	Name	Role	Experience
	Brian Worrell	CFO	✓ **25** years in **GE finance**
	Derek Mathieson	Marketing & Technology	✓ **25** years in **O&G**
	Jody Markopoulos	Engineering & Supply Chain	✓ **24** years in **GE ops**
	Uwem Ukpong	Integration	✓ **22** years in **O&G**
	Jack Hinton	HSE	✓ **38** years in **HSE**

✓ **Leadership team has significant experience in O&G industry … best of both companies**
✓ **Limiting re-orgs & leadership changes … no execution disruptions**

BAKER HUGHES a GE company

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Priorities 5 x Grow market share x Increase margin rates x Above peer group cash conversion 1 2 Execute for customers … strengthen presence in key basins Deliver on synergies & execute to full potential 3 Bring cultures together … combine dynamic of the oilfield & process rigor 4 Generate above peer group shareholder returns 5 Maintain technology DNA & leadership

0 500 1,000 1,500 2,000 2,500 Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul - 17 Source: Baker Hughes Rig Count, IHS Markit Global Energy Scenarios Market weaker vs deal signing … long - term fundamentals remain intact OFS activity recovering x US up 45% since Q4’16, RoW up 3% … pricing challenging RoW rig count North America rig count Long cycle businesses recovering slower x Subsea … remains at low levels x Drilling … utilization at historic lows x LNG … high uncertainty … some positive signs Long term demand forecast 80 100 120 140 160 180 200 '16 '19 '22 '25 '28 Liquids Demand (MMBbl/d) LNG Demand (BCF) Natural Gas Demand (BCF) x Liquids portfolio spans E&P to refining x Natural gas full value chain solutions x Leader in LNG compression technology BHGE uniquely positioned across the hydrocarbon value chain … exposure to higher growth markets (Indexed to Liquids) BHGE positioning ‘30 ~4 - 5% ~2% ~1% 6 (rig count)

Baker Hughes, a GE company … broad solutions for customers, investing in leading technology through the cycle

Differentiated portfolio … leading franchises

Oilfield Services
- Drilling Services, Logging & Evaluation, Completions & Production, Artificial lift + Industrial Services

Turbomachinery & Process Solutions
- Centrifugal & Reciprocating Compressors + Drivers, (Gas & Steam turbines, Aero derivatives), Aftermarket Services

Oilfield Equipment
- Subsea Production Systems, BOPs, Flexible Risers, Wellheads, Subsea Services, Surface Pressure Control

Digital Solutions
- Measuring & sensing technology, software + pipeline inspection

Driving technology synergies



Additive manufacturing
✓ Fewer parts, faster development, ↓ cost



Advanced sensor analytics deploymen
✓ ↑ Drilling productivity, accuracy



Downhole rechargeable batteries
✓ Lower non-productive time

World's only fullstream Oil & Gas company … ~70,000 employees in 120+ countries[a)]

BAKER HUGHES a GE company

(a- Includes employees in Russia. Russia closure pending regulatory approval.

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Technology leader … from exploration to production



Advanced drilling
- ✓ TerrAdapt™ … improved penetration, ↓ impact damage
- ✓ Increased automation, lower CAPEX & operating costs



Artificial Lift
- ✓ Life of Well … asset & well optimization … oilfield power



NOVA LT & LM family
- ✓ Nova efficiency ↑, LM9000: emissions ↓ 50%, TCO ↓ 13%



Drone inspection
- ✓ ↓ inspection costs … ↑ safety & cycle-time

✓ Continuing to invest in R&D through the cycle … ~3% of sales annually
✓ Technology investment + GE Store access = unmatched reach

BAKER HUGHES a GE company
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Twinza Oil … executing on fullstream capabilities

Deal overview

- ✓ **Industry first** agreement for fullstream offering[a]
- ✓ Uses **BHGE full capability** to deliver integrated services & equipment with **state of the art** approach
- ✓ Delivers **increased synergies** while **reducing integration** risk for Twinza
- ✓ **BHGE financing** enables appraisal drilling & project advancement

Fullstream products & services included



- Wide range of drilling services



- Subsea equipment and commissioning



- Gas compression and turbomachinery
- Financing solutions to complete appraisal

Won as a result of differentiated capability across the value chain

(a) original announcement on Aug 8, 2017

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Expanding software solutions leadership

($ in billions)

Digital commitments



2X growth
$0.8
$0.4
$0.2-$0.3
YE'16
'17 YTD
Annual software revenue

- Digital commitments up ~2x since 2016
- Expanding suite of offerings … tangible progress with customers

Expanding leadership position

- Grow the core … System 1, Meridium, Smart Signal, Ambit … installed based across **1,500+** customers
- Build & grow franchise around Predix … IntelliStream in 4Q'17 … **~6,000** wells already connected

PREDIX IntelliStream™

- Expand presence with key global customers … partner to drive digital transformation
  - ↓ Non-productive time
  - ↓ Cost per barrel
  - ↑ Recovery factor

BAKER HUGHES a GE company

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BHGE differentiators

Broadest offerings

Unique ability to deliver productivity for customers

- ✓ Fullstream: differentiated capability from drilling to refinery
- ✓ Integrated GE scope … Power, Grid, GE Capital financing
- ✓ Services … proven ability to partner with customers for productivity

Most balanced portfolio

Stable earnings profile throughout cycles … increasing visibility

- ✓ Balanced exposure across upstream, midstream, downstream
- ✓ Leader in LNG & gas … fastest growing fossil fuel
- ✓ $15B+ long-term services backlog … stable revenue streams

Innovation engine

Technology & digitally driven … revolutionizing the oilfield

- ✓ Digital capability is real … '17 software commitments up 2x
- ✓ Additive technology … step change for manufacturing
- ✓ GE Store … Aviation engines, Healthcare sensors, GRC materials

Differentiated versus all peers in the sector

BAKER HUGHES a GE company

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Leading technology provider in Oilfield Services x 100 - year legacy, technology focused x Industry leading products and solutions ... strong global presence x Focus on execution, reliability & cost … increase market share Orders Sales Operating income $4.9 1H’17 2% $4.9 ($ billions) Global technology leader in Turbomachinery & Process Solutions x Strong LNG exposure … >300 MTPA globally powered by BHGE technology x Significant installed base … ~3,500 centrifugal compressors, ~3,000 GT’s … $13B+ service backlog x Strong operating margins through cycle ($ billions) Orders Sales Operating income $3.3 1H’17 15% $3.0 12 1H VPY (6)% (6)% 1H VPY 2% (4)% $10.2 2016 (8)% $10.3 $6.8 2016 18% $6.1 +16 pts (5) pts

Unique product offerings in Oilfield Equipment Orders Sales Operating income 4% $1.3 ($ billions) x Strong execution & technology pipeline x Well positioned with key customers … market remains challenging x Fullstream strategy … launch new business models 1H’17 $1.4 Industry leading Digital Solutions x Best in class sensing & measurement technology … 4MM+ sensors installed x >10 PB data under management x Differentiated software offerings … >120 APM customers … $0.8B in ‘17 commitments x Diverse end - market exposure … O&G ~40% ($ billions) Orders Sales Operating income 8% $1.3 1H’17 $1.2 1H VPY (2)% (4)% 1H VPY 40% (27)% 12% $2.7 2016 $2.6 9% $2.2 2016 $3.5 13 (3) pts - pts

Integration priorities

1 Clear message, interface with customers	✓ 1,500+ customer meetings to date
2 Focus on culture ... no bureaucracy … best idea wins	✓ 200+ townhalls ... employees engaged
3 Staff leadership positions early … drive clarity and accountability	✓ All leadership positions staffed … teams focused on execution
4 No execution disruption	✓ Goals & objectives clearly communicated … teams aligned and executing

BAKER HUGHES a GE company
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Deal synergies on track

SG&A

$0.4B
2020 target savings

- ✓ Headcount actions ahead of schedule … executing multiple waves of restructuring
- ✓ Office relocations underway ... from 5 to 2 major offices in Houston by 12/31

Global supply chain

$0.8B
2020 target savings

- ✓ Implemented lower logistics rates between legacy BHI and GE O&G
- ✓ Two supplier summits held … launched $1B+ RFQs packages

Commercial

$0.4B
2020 target savings

- ✓ Twinza announced … fullstream solutions are real
- ✓ Sales team enablement ahead of schedule … global accounts in place

All workstreams on or ahead of schedule

BAKER HUGHES a GE company
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16 How we work OFS OFE TPS DS Product companies • Business strategy • Integrated operations • New products • Cost management Global functions • Finance • Eng. & Supply Chain • Legal Global Operations • Global Sales • Integrated operations • Regional execution • Key accounts x Integrated projects & services x Efficient & reliable fulfillment x Focus on customers & growth x Leverage scale of BHGE GE Store • HSE • Marketing & Technology • HR

Capital allocation priorities … next 12 months 17 Significant opportunity to invest in the business + return capital to shareholders + Strong balance sheet Opportunity to increase leverage + High cash conversion Balanced approach … prioritize highest return alternatives Return capital to shareholders x Share buybacks x Dividends Growth investments … disciplined approach x High - returns restructuring projects x Accretive M&A Maintain strong balance sheet x Investment grade rating Significant value creation opportunity Sources of funds ~$4B cash Up to 90% FCF conversion Debt

Executive compensation focused on shareholder value drivers

Executive compensation philosophy

- ✓ Ensure leadership team alignment to investor priorities
- ✓ Majority of pay is performance based
- ✓ CEO: ~90% variable compensation, ~10% fixed
- ✓ Named executive officers: ~80% variable, ~20% fixed

Incentive compensation plan


70%
Financial targets
30%
Strategic priorities
2H'17 weighting

Financial goal metrics [a)]

1. Revenue
2. Earnings before interest & taxes
3. Free cash flow
4. Synergy realization (revenue & cost)

Incentive compensation targets fully aligned with investor priorities

BAKER HUGHES a GE company

(a- adjusted for restructuring and other items

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Financials

($ in billions)

Financial performance



Orders
$31.1
$21.1
$32.4
$23.1
$10.5
Sales
$10.8
'15
'16
1H'17
Adjusted op income %(a)
8%
3%
5%

- ✓ Expecting short cycle businesses to improve in 2H '17
- ✓ Continued delays in longer-cycle equipment businesses

Environment vs. deal announcement

- = NAM activity growing but with pricing headwinds
- \- International onshore recovering slower
- \- Long-cycle activity delayed further
- \- Customer OPEX related activity softer
- \+ Operationalizing Digital … active pipeline
- = Synergies on track ... strong project pipeline

✓ '17 lower than anticipated at deal signing

✓ Expecting businesses to grow in '18, however off a lower '17 base

BAKER HUGHES a GE company

(a- Adjusted Operating Income is a non-GAAP measure. GAAP Operating Income for 2015 was (8)%, for 2016 was (5)% and for 1H'17 was 0%. A full reconciliation to GAAP is available in the Company website.

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BHGE … differentiated investment opportunity 20 • Integrated solutions + digital capability position us extremely well with customers • Broad, diversified portfolio … provides higher earnings stability • Best - in class technology supported by GE Store … differentiator in industry • Strong leadership team … executing integration, incentives aligned with shareholders • Unique ability to invest … balanced approach between growth & shareholder returns • Significant synergy opportunities & upside over time x Grow market share x Increase margin rates x Above peer group cash conversion